Exhibit 10.15a

INTERCREDITOR JOINDER

The undersigned, EQUIPMENT, INC., a company incorporated in Texas, hereby agrees to become party as a Subsidiary Guarantor under the Intercreditor Agreement dated as of May 11, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among (1) EDGEN MERGER CO., a Nevada corporation (the “US Company”), (2) EDGEN MURRAY CAYMAN, a Cayman company (the “Cayman Company”, together with the US Company, collectively, the “Companies”), (3) EDGEN MURRAY II, L.P., a Delaware limited partnership (“Holdings”), (4) certain subsidiaries of Holdings as guarantors pursuant to the First Lien Credit Agreement and the Second Lien Credit Agreement (each as defined below), (5) LEHMAN COMMERCIAL PAPER INC., in its capacity as security agent for the First Lien Term Credit Obligations (as defined below) (including its successors and assigns from time to time, the “First Lien Security Agent”), (6) LEHMAN COMMERCIAL PAPER INC., in its capacity as administrative agent for the First Lien Obligations (including its successors and assigns from time to time, the “First Lien Administrative Agent”), (7) LEHMAN COMMERCIAL PAPER INC., in its capacity as security agent for the Second Lien Term Credit Obligations (as defined below) (including its successors and assigns from time to time, the “Second Lien Security Agent”) and (8) LEHMAN COMMERCIAL PAPER INC., in its capacity as administrative agent for the Second Lien Obligations (including its successors and assigns from time to time, the “Second Lien Administrative Agent”), for all purposes thereof on the terms set forth therein, and to be bound by the terms of said Intercreditor Agreement as fully as if the undersigned had executed and delivered said Intercreditor Agreement as of the date thereof.

THIS INTERCREDITOR JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INTERCREDITOR JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Joinder as of September 21, 2007.

EQUIPMENT, INC.

By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Vice President and Secretary

ACKNOWLEDGED AND AGREED:

LEHMAN COMMERCIAL PAPER INC.,
as First Lien Security Agent

By:	/s/ Jeff Ogden
Name:	Jeff Ogden
Title:	Managing Director

LEHMAN COMMERCIAL PAPER INC., as Second Lien Security Agent

By:	/s/ Jeff Ogden
Name:	Jeff Ogden
Title:	Managing Director